CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME
Net profit/(loss) for the year	$ 88,114	$ 166,022	$ (34,779)
Items that may be reclassified to profit or loss:
Exchange rate adjustment arising from translation of entities using a functional currency different from USD	16	426	(316)
Fair value adjustment on hedging instruments	(2,070)	(13,289)	(6,748)
Fair value adjustment on hedging instruments transferred to income statement	(6,860)	1,284	(307)
Items that may not be reclassified to profit or loss:
Remeasurements of net pension and other post-retirement benefit liability or asset	103	(82)	(48)
Other comprehensive income/(loss) after tax 1)	(8,811)	(11,661)	(7,419)
Total comprehensive income/(loss) for the year	$ 79,303	$ 154,361	$ (42,198)